Exhibit 99.3

Quantum Cyber Security Encryption Re - Born For The Cloud

ARQIT

Disclaimer (1/2)

CENTRICUS

The following presentation, the information communicated during any delivery of the presentation and any question and answer session and any other materials distributed at or in connection with the presentation (collectively, this "presentation") has been prepared by Arqit Quantum Inc. ("Arqit") and Centricus Acquisition Corp. ("Centricus") in connection with a proposed business combination between Arqit and Centricus (the "Transaction") and for no other purpose. This presentation may not be reproduced or distributed, in whole or in part. This presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence.

No Representations and Warranties

This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate the Transaction. This presentation is not intended to form the basis of any investment decision and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Arqit or Centricus or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between Arqit and Centricus and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Arqit and Centricus disclaim any duty to update the information contained in this presentation. Viewers of this presentation should each make their own evaluation of Centricus, Arqit and the Transaction and of the relevant and adequacy of the information contained herein and should make such other investigations as they deem necessary.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Arqit's and Centricus' actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect", "estimate", "project", "budget", "forecast", "anticipate", "intend", "plan", "may", "will", "could", "should", "believes", "predicts", "potential", "continue", and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Arqit's and Centricus' expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Arqit's and Centricus' control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Centricus' securities, (ii) the risk that the business combination may not be completed by Centricus' business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Centricus, (iii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the Business Combination Agreement by the shareholders of Centricus and the satisfaction of the minimum trust account amount following any redemptions by Centricus' public shareholders, (iv) the lack of a third-party valuation in determining whether or not to pursue the business combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the effect of the announcement or pendency of the business combination on the Company's business relationships, operating results, and business generally, (vii) risks that the business combination disrupt current plans and operations of the Company, (viii) the outcome of any legal proceedings that may be instituted against the Company or against Centricus related to the Business Combination Agreement or the business combination, (ix) the ability to maintain the listing of Centricus' securities on a national securities exchange, (x) changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company's business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities, (xii) the potential inability of the Company to convert its pipeline or orders in backlog into revenue, (xiii) the potential inability of the Company to successfully deliver its operational technology which is still in development, (xiv) the potential delay of the commercial launch of the Company's products, (xv) the risk of interruption or failure of the Company's information technology and communications system and (xvi) the enforceability of the Company's intellectual property. Arqit and Centricus caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Arqit nor Centricus undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this presentation, Arqit and Centricus rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Arqit competes and other industry data. Any comparison of Arqit to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Arqit. Arqit obtained this information and these statistics from third-party sources, including reports by market research firms and company filings. While Arqit believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Arqit nor Centricus has independently verified the information provided by the third-party sources.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Arqit and Centricus will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

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ARQIT

Disclaimer (2/2)

CENTRICUS

Financial Information

The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of Arqit for the periods presented. An audit of these financial statements is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement to be filed with the SEC by Centricus in connection with the Transaction.

Use of Projections

This presentation also contains certain financial forecasts, including projected revenue, gross profit, EBITDA and unlevered free cash flow ("uFCF") for Arqit's fiscal years 2021 through 2025. Neither Centricus' nor Arqit's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Centricus' or Arqit's control. Additionally, the projections are based on current business plans and if new business plans are developed and/or implemented there is no assurance that the projections presented herein will be applicable. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Use of Non-GAAP Financial Measures

This presentation includes certain projections of non-GAAP financial measures, such as EBITDA (and related measures), and certain ratios and other metrics derived therefrom. Arqit believes that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures are used by Arqit's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Arqit and the combined company to its competition. Arqit believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Arqit's financial results. Therefore, these non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Due to the forward-looking nature of these non-GAAP financial measures, a reconciliation of non-GAAP financial measures in this presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, Arqit is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these forward-looking non-GAAP financial measures. The non-GAAP financial measures included in this presentation may not be comparable to similarly-titled measures presented by other companies. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Additional Information

Arqit intends to file with the SEC a proxy statement / prospectus on Form F-4 relating to the Transaction, which will be mailed to Centricus' shareholders once definitive. This presentation does not contain all the information that should be considered concerning the Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Centricus' shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the proxy statement / prospectus and other documents filed in connection with the Transaction, as these materials will contain important information about Arqit, Centricus, and the Transaction. When available, the proxy statement / prospectus and other relevant materials for the Transaction will be mailed to shareholders of Centricus as of a record date to be established for voting on the Transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a request to Arqit at 3 More London, London SE1 2RE or to Centricus at Centricus Acquisition Corp., Byron House, 7-9 St James's Street, London SW1A 1EE, United Kingdom.

Participants in the Solicitation

Centricus and its directors and executive officers may be deemed participants in the solicitation of proxies from Centricus' shareholders with respect to the Transaction. A list of the names of those directors and executive officers and a description of their interests in Centricus is contained in Centricus' Registration Statement on Form S-1, as effective on February 3, 2021, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Centricus at Centricus Acquisition Corp., Boundary Hall, Cricket Square, PO Box 1093, Grand Cayman, Cayman Islands. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Transaction when available.

Arqit and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Centricus in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be included in the proxy statement / prospectus for the Transaction when available.

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Today’s presenters 4 David Williams CEO and Founder, Arqit ▪ Former CEO & co - founder of Avanti plc ▪ Former TMT Banker ▪ Queens Award for Exports 2016 Garth Ritchie CEO, Centricus Acquisition Corp ▪ Former Head of Investment Bank for Deutsche Bank and Member of Management Board ▪ Joined Centricus in June 2020 ▪ Over 25 years of experience in banking and finance

Centricus Acquisition Corporation overview

Business at a glance

- Centricus Acquisition Corporation (NASDAQ: CENHU) is a Nasdaq-listed blank check company led by former executives at Silversea Cruises and Centricus
- This entity was formed by Centricus and Heritage Group:

HERITAGE — Monaco-based private equity group with a core focus / expertise on travel and leisure, technology as well as medical / BioTech companies

CENTRICUS — London-based global investment firm, overseeing $30bn of assets and targeting returns in four core sectors: Financial services, Technology, Infrastructure and CMES[1]

- In February 2021, the company priced an upsized IPO worth $345m by offering 34.5m units at $10.00 per unit

Well defined acquisition criteria

- ✓ Defensible market position in large / growing markets
- ✓ Compelling upside unlocked through their operational expertise
- ✓ Forefront of shifting technological and consumer landscapes
- ✓ Ranging from $1bn – 3bn in transaction value

Highly experienced management



Manfredi Lefebvre d'Ovidio
Chairman

Chairman of Heritage Group, and also Executive Chairman from 2001 to 2020 for Silversea Cruises, expanding the company from a cruise line with three vessels to covering over 900 destinations globally



Cristina Levis
CFO, CIO, Secretary

Appointed CIO of Heritage Group in 2019, serving as the Managing Director of Silversea Expeditions, Vice Chairman of Abercrombie & Kent, and Chairman of Bucksense



Garth Ritchie
CEO

Over 25 years of experience in banking and finance, most recently as the Head of Investment Bank for Deutsche Bank until July 2019, and member of the Board from January 2016. Joined Centricus in June 2020



Nicholas Taylor
Board of Directors

Independent director with Altair Partners Limited since May 2018. From October 1994 to June 2017, Nicholas Taylor served at Ashburton Investments, initially as Finance Director before becoming CFO and COO

[1] Consumer, Media, Entertainment and Sports; *Source: Company Information*

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Problem: legacy encryption tech is failing the World 6 Title / Date / Version 1980s legacy “PKI” encryption is not suited for hyperconnected world All encryption MUST be upgraded in the short term to prepare for the Quantum threat Symmetric encryption keys are superior to every other form of encryption But there has been no safe, scalable way to distribute such keys

Solution: A new way to distribute symmetric encryption keys 7 Title / Date / Version Transformational innovation 1,098 patent claims filed – a completely new way to create and distribute unbreakable symmetric keys Symmetric keys are the solution Well understood and used in defence & banking, better than PKI for our customers today, safe against Quantum threat tomorrow Suitable for Hyper Scale Software, fulfilled from the cloud, automatically creates keys in infinite volumes at minimal cost. Solves the problem for every connected device in the World Simple to Implement The keys are used in a global standard algorithm that is already widely used called AES256

ARQIT

Transatlantic leadership in cloud encryption



David Williams
CEO & Founder

Former CEO & Co-Founder, Avanti plc. TMT Banker. Queens Award for Exports 2016



David Bestwick
CTO & Founder

Former CTO, Avanti plc. Marconi engineer. Astrophysicist. Royal Aeronautical Society medal winner



Nick Pointon
CFO

Former CFO, Privitar. Ex VP Finance, King Digital. KPMG ACA



Air Vice Marshal Rocky Rochelle CB
COO

Air Vice Marshal RAF Capability, highly decorated aviator & military leader



Dr Daniel Shiu
Chief Cryptographer

Former Head of Mathematics & National Technical Authority for Cryptographic Design & Quantum Information Processing, GCHQ



Dr Geoffrey Taylor, CB
Co-Founder, Adviser

Formerly 22 Years a Main Board Director at GCHQ. PhD in Quantum Molecular Dynamics



Daryl Burns
Inventor, Consultant

Former Chief of Research and Innovation, GCHQ and the Deputy Chief Scientific Advisor for National Security



Sir Iain Lobban
Adviser

Former Chief Executive, GCHQ



Dr Taher Elgamal
Director, Arqit Ltd

Inventor of SSL, Security CTO Sales Force, Operating Partner, Evolution Equity Partners



Gen Seve Wilson
Director, Arqit Inc

Former four-star Vice Chief of Staff of the US Air Force. Retired 2020



General VeraLinn Jamieson
Director, Arqit Inc

Former Deputy Chief of Staff for Intelligence, Surveillance, Reconnaissance, and Cyber Effects Operations, U.S. Air Force



David Webb
Chief Engineer

Former Engineering Director, McAfee UK Enterprise Data Protection



Dr Alison Vincent
Adviser

Former Group CISO, HSBC & CTO, Cisco. PhD Cryptography. Fellow Royal Academy of Engineering



Dr Barry Childe
Chief Innovation officer

44 years' experience since winning the IBM prize aged 13 specialising in High Performance Computing



Paul Feenan
Chief Revenue Officer

Former Director, Jumo World and Avanti Government Services. British Army Officer who led the UK's Counter Terrorism Planning for 2012 Olympic Games



James Brown
Chief Product Officer

Former Director, Cloud Security, Palo Alto Networks, UK Bus Dev Lead, AWS & Sales Engineering, Microsoft Azure

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What does the product do?

- Quantum satellites put symmetric keys into global data centres to form the QuantumCloud™
- Devices like phones, servers or cars want to communicate together
- They both send information about their own key to the QuantumCloud™
- That information is transformed and returned to both
- The devices can now create a NEW shared symmetric key
- They use that key inside an AES256 algorithm to securely share information over the internet
- These keys are "trustless" and "computationally secure"
- AES is already a global standard algorithm, easy to use and scalable


QuantumCloud™
BOB
ALICE

Commercial strategy - scalable business model 10 Product • Software is downloaded by customers and used automatically • Software API calls for keys to be created when needed triggers Billing Distribution • Channel partners resell the service – strategy to get early traction • Any Customer globally can buy and use in the cloud. A web fulfilled hyperscale strategy Customers • Initial focus on Defence, Telecoms, Financial Services, Automation • Ultimately every global device is a target - smart phone, IoT sensor, Car, plane, cloud machine. • Solving the Quantum threat to Crypto Currency (Central Banks now adopting “Digital Currencies” ) Pricing • Service price based on metered API calls for key creation • Defence customers buy a private instance service for fixed price per annum Cost structure and margin profile • Low variable cost • Low capex – two satellites deliver 2 quadrillion keys per annum

Large and growing information security and risk management market 11 Arqit plays into every subsegment $125.8bn $194.3bn Title / Date / Version Note: Calculations performed by Arqit Limited, charts/graphics created by Arqit Limited based on Gartner research. Source: Gartner, Inc ., Forecast: Total Global Information Security and Risk Management End User Spending by Subsegment , Billions of US Dollars. 2019 - 2024 (Information Security and Risk Management, Worldwide, 2018 - 2024, 4Q20 Update), Krishnendu Bal, Rustam Malik, Christian Canales, Ruggero Contu , Lawrence Pingree, Elizabeth Kim, John A. Wheeler, Mark Driver, Nat Smith, Swati Rakheja , 22 Dec 2020. All statements in this report attributable to Gartner represent Arqit Limited’s interpretation of data, research opinion or viewpoints published as part of a syndicated subscription service by Gartner, Inc., and have not been reviewed by Gartner. Each Gartner pub lication speaks as of its original publication date (and not as of the date of this [presentation/report]). The opinions expr ess ed in Gartner publications are not representations of fact and are subject to change without notice. 2.8 4.7 9.7 19.0 15.8 35.1 4.2 6.8 13.1 20.1 58.3 90.5 6.2 7.9 2019 2024 Consumer Security Software Security Services Other Information Security Software Network Security Equipment Integrated Risk Management Infrastructure Protection Identity Access Management Data Security Cloud Security Application Security

Early distribution strategy backed by blue - chip partners Tech applies to every vertical in the World, but early Customers secured in key vertical markets 12 Note: Existing customers and contracts under negotiation Defence Telco Financial Services Automation Making fixed and 5G networks end to end secure. Securing the future battlespace. Connected cars. Smart cities. Global payment networks. Identity. Blockchain. BP Major payment network

Material backlog and pipeline already secured

Executed contracts for project or annual recurring revenues	Contracts for annual recurring revenues under negotiation	Framework contracts for technology pilots signed or in or in advanced negotiation	Other business development pipeline
~$130m	~$110m	~$140m	~$740m


ARQIT
Government of UK
BT
Sumitomo Corporation
esa
DENTONS
Government of UK
Major payment network
verizon
NORTHROP GRUMMAN
iridium
BP
~$1.1 billion of backlog and pipeline

Represents a very small proportion of the target market for the Platform-as-a-Service, but provides a good start

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Terms for contracts under negotiation are subject to modification or may not be finalised. Backlog and pipeline reflects both existing contractual commitments, as well as initial revenue indications from potential customers that have not been contractually committed. Actual sales may differ materially from projected volume.

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Financial and Transaction Overview

15 Strong growth, high profitability, exceptional cash generation Title / Date / Version Substantial revenue growth First mover advantage results in capturing the quantum encryption market which is in its nascent stage Strong pipeline and backlog $1.1bn+ pipeline with $130m contracted revenue with government and blue - chip customers High EBITDA margins Minimal operating expenses and operational leverage expected to result in c.70% margins Attractive free cash flow Minimal capex requirements results in strong cash conversion and low short term cash burn Note: Metrics that are considered non - GAAP financial measures are presented on a non - GAAP basis without reconciliation of such forward - looking non - GAAP measures. For more information around non - GAAP financial measures, see slide 3; These projections are for illustrative purposes only and should not be relied upon as being necessaril y i ndicative of future results; Backlog and pipeline reflects both existing contractual commitments, as well as initial revenue indications from potential customers that have not been contractually committed. Actual sales may di ffer materially from projected volume.

16 Financial projections highlights Dec - YE, $ m 2021E 2022E 2023E 2024E 2025E Quantum Cloud TM 4 16 148 400 660 Project revenues 11 16 5 2 - Total r evenue 14 32 153 402 660 % growth 125% 371% 163% 64% Total COGS (5) (9) (13) (23) (51) Gross profit 10 24 140 378 609 % margin 66% 72% 91% 94% 92% ( - ) R&D expense (4) (5) (21) (28) (37) ( - ) Sales & Marketing expense (6) (9) (22) (44) (73) ( - ) G&A expense (5) (7) (15) (18) (22) EBITDA (6) 3 82 288 477 % margin (39%) 9% 53% 72% 72% ( - ) CapEx (a) (26) (24) (21) (1) 1 ( - ) Change in NWC 7 - - - - ( - ) Tax expense - - - (64) (111) uFCF (25) (21) 60 223 367 % revenue n/m n/m 39% 55% 56% % cash conversion n/m n/m 74% 77% 77% Note: Metrics that are considered non - GAAP financial measures are presented on a non - GAAP basis without reconciliation of such f orward - looking non - GAAP measures. For more information around non - GAAP financial measures, see slide 3. These projections are for illustrative purposes only and should not be relied upon as b ein g necessarily indicative of future results. (a) Currently includes R&D contract revenues, subject to future contract terminology these projects may be accounted for as “ Gra nts” or as credits to capex

Detailed transaction overview 17 Sources & Uses Pro Forma Capitalization ($ in millions) Sources Amount % Existing Arqit shareholders rollover equity $900 64% SPAC Cash in Trust 345 25% Additional PIPE Equity 71 5% Founder Shares rollover equity 86 6% Total Sources $ 1,402 100% Uses Amount % Existing Arqit shareholders rollover equity $900 64% Cash to Balance Sheet 376 27% Founder Shares rollover equity 86 6% Fees and expenses (a) 40 3% Total Uses $ 1,402 100% Proforma Valuation Amount PF shares outstanding (millions) 140.2 Share Price $10.00 PF Equity Value $ 1,402 ( - ) Assumed PF Net Cash 376 PF Enterprise Value to Market $1,026 Pro Forma Ownership Split (b) Note: Excludes aggregate impact of any new or existing Arqit shareholder options and public and private warrants attached to Centricus Acquisition Corp. at an exercise price of $11.50 per share; assumes no redemption of shares from the public shareholders of Centricus Acquisition Corp. Also excludes earn - out of $100m in newly issued shares if within 3 years after the closing of the transaction, the share price exceeds $12.50 for 20 tr ading days out of a 30 trading day period (a) Estimated transaction fee of up to $40m, exact value to be finalised. Additional estimated stamp duty to be funded from primary proceeds post transaction (b) Illustrative $10 share price, assuming 0% redemption rate on the SPAC shares ($ in millions, except share price) Existing Arqit shareholders 64% SPAC 25% Founder 6% PIPE 5%

Defining the peer group for Arqit Title / Date / Version 18 x First movers in new categories x Similar high growth profile Capital intensive unlike Arqit Not as profitable in near term as Arqit Recent SPAC transactions Established security x Security software end market Mature / relatively low growth Government tech x Similar end customers i.e. government Higher proportion of hardware (for AXON) High growth security and infrastructure x Disruptive platform and technology x Similar growth profile Do not own a combination of critical infrastructure and end point security as Arqit

107.7% 142.1% 23.6% 30.2% 14.6% Arqit benchmarks well against peers across all financial metrics 19 Title / Date / Version Revenue growth Gross margin uFCF margin High growth security and infrastructure (c) Government tech (b) Recent SPAC transactions (a) Established security (d) High growth security and infrastructure (c) Government tech (b) Recent SPAC transactions (a) Established security (d) High growth security and infrastructure (c) Government tech (b) Recent SPAC transactions (a) Established security (d) CAGR 2023 - 2025E CAGR 2021 - 2023E 2025E 2022E 2025E 2022E Note: Metrics that are considered non - GAAP financial measures are presented on a non - GAAP basis without reconciliation of such f orward - looking non - GAAP measures. For more information around non - GAAP financial measures, see slide 3. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicati ve of future results. (a) Includes Luminar, Quantum Scape, Charge Point, AST, Blacksky, Momentus, Virgin Galactic,. Aeva, Velodyne, Otonomo, Astra (b) Includes Palantir, Axon; (c) Includes Okta, Crowdstrike, Scaler, Cloudflare, Jfrog, Atlassian, Datadog, Snow; (d) Includes Qualys, Cyberark, Checkpiont, Palo Alto, Fortinet Publicly available market data as of Mar - 21 92.2% 60.5% 71.5% 78.5% 80.3% 55.6% 41.0% 11.4% 11.2% 34.8%

5.7x 177.3x 187.5x 22.6x 9.9x 85.6x 215.6x 26.3x Valuation benchmarking 20 Title / Date / Version EV / Revenue EV / EBITDA EV / uFCF High growth security and infrastructure (c) Government tech (b) Recent SPAC transactions (a) Established security (d) High growth security and infrastructure (c) Government tech (b) Recent SPAC transactions (a) Established security (d) High growth security and infrastructure (c) Government tech (b) Recent SPAC transactions (a) Established security (d) 2025E 2022E 2025E 2022E 2025E 2022E Note: Metrics that are considered non - GAAP financial measures are presented on a non - GAAP basis without reconciliation of such f orward - looking non - GAAP measures. For more information around non - GAAP financial measures, see slide 3. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicati ve of future results. (a) Includes Luminar, Quantum Scape, Charge Point, AST, Blacksky, Momentus, Virgin Galactic,. Aeva, Velodyne, Otonomo, Astra (b) Includes Palantir, Axon; (c) Includes Okta, Crowdstrike, Scaler, Cloudflare, Jfrog, Atlassian, Datadog, Snow; (d) Includes Qualys, Cyberark, Checkpiont, Palo Alto, Fortinet Publicly available market data as of Mar - 21 2.9x 20.1x 24.6x 7.9x

$8,271 $3,989 $1,026 $11,574 $5,582 Implied future Enterprise value Implied current enterprise value Pro forma Enterprise Value Transaction represents an attractive valuation to peers Title / Date / Version 21 ▪ 2025E projected financials - based valuation is appropriate given Arqit’s significant revenue growth and confidence in the ramp to steady - state EBITDA margins of ~70% ▪ The applied range of multiples are centered around the average of Arqit’s expected long - term peer group (Established security) with 12 - 17x Revenue multiple (a) , 20 - 30x EBITDA multiple and 20 - 25x uFCF multiple range applied ▪ The implied future enterprise value is discounted back four years at a 20% discount rate to arrive at an implied current enterprise value ▪ The deal is priced at a substantial further discount to the implied current enterprise value (>70%) Based on a blended valuation approach using Revenue, EBITDA and uFCF multiples of peers Discounted back 4 years at 20% discount rate 79% discount 90% discount • Revenue: $660m • EBITDA: $477m • uFCF : $367m 2025E financials Summary of approach Note: Metrics that are considered non - GAAP financial measures are presented on a non - GAAP basis without reconciliation of such f orward - looking non - GAAP measures. For more information around non - GAAP financial measures, see slide 3. These projections are for illustrative purposes only and should not be relied upon as being necessaril y i ndicative of future results. (a) Premium to established security peers to reflect higher revenue growth profile of Arqit

ARQIT

Highly attractive investment thesis for Arqit

1. **At the intersection of key secular megatrends powering the fourth industrial revolution**
   Cybersecurity, space, quantum technology, robotics, mobility, and AI
2. **Ready for market**
   Product launch in June 2021
3. **Large, growing and underpenetrated TAM**
   Information security market, vertical application markets in enterprise and defence
4. **First mover in quantum encryption security validated by leading enterprises and governments**
   First ever method for end point creation of trustless symmetric keys
5. **$1bn business pipeline with powerful go-to-market strategy**
   Initial customer base comprises blue chip customers and government contracts
6. **Attractive financial profile combining scale, growth and profitability**
   High revenue growth backed by scalable business model with high operating leverage
7. **Visionary management team / investors**
   Team with track record of innovation, operational excellence and execution

Note: These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results; Backlog and pipeline reflects both existing contractual commitments, as well as initial revenue indications from potential customers that have not been contractually committed. Actual sales may differ materially from projected volume.

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Additional Materials Benchmarking

First mover innovations in space, cloud and end point 24 Title / Date / Version Today Innovation Today, we create root keys in the cloud using terrestrial networks. This is very secure. 1 QuantumCloud TM can provide keys to store data or sign transactions for banking, blockchain etc. 4 QuantumCloud TM uses quantum keys to moderate end point “key creation process” 5 End points can then create limitless one time use group and session keys, all trustlessly created, and computationally secure 6 Customer end points with QuantumCloud TM incorporated into their own applications QuantumCloud TM In 2023, Arqit satellites will put root keys into the cloud. This will be quantum safe. 2 Infrastructure Cloud Software End Point Software With just 2 small satellites, we create 2 quadrillion end point keys p er annum. 3 End point software is < 200 lines of code so will run on the smallest of devices 7 Terrestrial Quantum Key Generation Tech Stack 2023 1,098 patent claims

ARQIT

Operational benchmarking



Revenue Growth
CAGR 2023-2025E
Median: 142%
108%
807% 507% 281% 243% 160% 142% 142% 81% 66% 56% 54%
CAGR 2021-2023E
Median: 24%
29% 18%
Palantir AXON
Median: 30%
60% 32% 31% 31% 29% 29% 28% 25%
okta
Median: 15%
19% 15% 15% 10% 3%
Gross margin
2025E
CY25 Median: 60%
92%
80% 71% 70% 63% 63% 60% 58% 41% 34% 31% na
2022E
CY22E Median: 72%
82% 61%
Palantir AXON
CY22E Median: 79%
85% 82% 79% 79% 78% 78% 77% 69%
okta
CY22E Median: 80%
90% 82% 80% 79% 75%
uFCF margin
2025E
CY25 Median: 41%
56%
98% 63% 45% 41% 39% 38% na na na nm nm
2022E
CY22E Median: 11%
11% 11%
AXON Palantir
CY22E Median: 11%
30% 22% 19% 11% 10% 10% 3% nm
okta
CY22E Median: 35%
50% 35% 35% 32% 7%
Recent SPAC transactions
Government tech
High growth security and infrastructure
Established security

Note: Metrics that are considered non-GAAP financial measures are presented on a non-GAAP basis without reconciliation of such forward-looking non-GAAP measures. For more information around non-GAAP financial measures, see slide 3. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

(a) Based on L2Y average as broker consensus for FY23E not available
(b) 26/27E financials as 24/25E estimates not available
(c) 22/23E financials as 24/25E estimates not available
(d) 23/24E financials as 24/25E estimates not available

Publicly available market data as of Mar-21

25

620.4x 36.6x 27.1x 25.5x 13.2x 9.9x 8.0x 5.4x 4.1x 1.6x 0.7x 114.1x 57.1x 937.2x 373.5x 244.2x 215.6x 194.4x 165.3x 93.0x nm 144.5x 26.4x 26.3x 19.9x 12.6x CY25 Median: 9.9x CY22E Median: 26.3x CY22E Median: 85.6x CY22E Median: 215.6x 28.9x 19.0x 8.1x 5.7x 4.2x 1.6x 0.7x na na nm nm 260.8x 93.9x 4180.5x 1570.7x 223.4x 200.2x 174.9x 143.5x 121.4x 74.5x 129.6x 23.7x 22.6x 19.7x 12.2x CY22E Median: 22.6x CY25 Median: 5.7x CY22E Median: 177.3x CY22E Median: 187.5x 28.8x 11.8x 6.4x 4.6x 3.2x 2.9x 2.2x 2.0x 1.9x 1.0x 0.7x 29.5x 10.7x 43.0x 27.8x 27.6x 26.7x 22.4x 22.2x 22.1x 17.9x 9.2x 8.2x 7.9x 6.2x 6.1x CY25 Median: 2.9x CY22E Median: 24.6x CY22E Median: 7.9x CY22E Median: 20.1x Valuation benchmarking 26 Title / Date / Version EV / Revenue EV / uFCF EV / EBITDA High growth security and infrastructure Established security Recent SPAC transactions Government tech 2025E 2022E 2025E 2022E 2025E 2022E (b) (c) (a) (b) (c) (a) (b) (c) (a) Note: Metrics that are considered non - GAAP financial measures are presented on a non - GAAP basis without reconciliation of such f orward - looking non - GAAP measures. For more information around non - GAAP financial measures, see slide 3. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. (a) Based on L2Y average as broker consensus for FY23E not available (b) 26/27E financials as 24/25E estimates not available (c) 22/23E financials as 24/25E estimates not available (d) 23/24E financials as 24/25E estimates not available Publicly available market data as of Mar - 21 (d) (d) (d)